                      MFS(R) Union Standard(R) Equity Fund

    Supplement to the Current Statement of Additional Information (the "SAI")

The  limitation  on  investment  in  foreign   securities  in  the   "Investment
Techniques, Practices, Risks and Restrictions" section of the SAI is hereby restated as follows:

     o Foreign securities exposure may be up to (but not including) 20% of the Fund's net assets

                The date of this Supplement is February 14, 2000.